                                   EXHIBIT 23




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation of our report included in this Form 11-K into the Lafarge Corporation Employee Stock Purchase Plan's previously filed Registration Statement on Form S-8, File No. 33-20865.







Washington, D.C.,                                     ARTHUR ANDERSEN LLP
August 15, 1997



                                       9